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                                                                    EXHIBIT 99.3

                                State of Alabama
                       Judicial Department - Circuit Court

                  Forty-First Judicial Circuit - Blount County

M. LEWIS BENSON, ET AL.
                                                                      PLAINTIFFS

         vs.


COMMUNITY BANCSHARES, INC., ET AL.
                                                                      DEFENDANTS

                          Civil Action No. CV - 00- 268
                                       AND

JOHN M. PACKARD, JR., ET AL.
                                                                      PLAINTIFFS

VS.

SHEFFIELD ELECTRICAL CONTRACTORS, INC., ET AL.
                                                                      DEFENDANTS

                           Civil Action No. CV-03-319

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                           STIPULATION AND AGREEMENT
                                       OF

                              PRO TANTO SETTLEMENT

This Stipulation and Agreement of Pro Tanto Settlement ("Stipulation and Pro Tanto Settlement") is entered into by the following parties ("Parties"), through their duly authorized counsel:

PLAINTIFFS: Benson, M. Lewis / Benson, Doris E. / Packard, John M. Jr., and, / Mann, Andy C. representing themselves individually and all stockholders of Community Bancshares, hereafter collectively the ("Plaintiffs") in the above-captioned lawsuits, viz., (a) Lewis Benson, et al. v. Kennon R. Patterson, Sr., et al., CV-00-268 ("Benson") and (b) John M. Packard, Jr., et al. v. Sheffield Electrical Contractors, Inc., et al., CV-03-319 ("Packard").

COMMUNITY: Community Bancshares, Inc. ("Bancshares") and Community Bank ("Bank") (collectively).

In addition to the foregoing Parties, the following persons are defined as the "Non-Settling Defendants" and the "Settling Defendants":

NON-SETTLING DEFENDANTS: All parties named as defendants in Benson or Packard other than COMMUNITY and the SETTLING DEFENDANTS.

SETTLING DEFENDANTS: Debter, Glynn / Ferguson, Edward / Jackson, Roy B. / Kelly, Denny G. / Lewis, John J. / Mann, Stacey / McGruder, Loy / Patterson, Hodge / Patterson, Kennon R. Jr., / Robbins, Merritt / Summerford, Robert O. / Trotter, Jimmie/ Bishop, Larry/ and, Walker, Bishop K. Jr. (collectively).

                                    RECITALS

1) Plaintiffs are stockholders of Bancshares. Representing themselves individually and all stockholders of Community Bancshares, Inc., they filed the above-captioned Benson and Packard lawsuits (hereinafter referred to as "the Actions"). The Actions were filed on behalf of all stockholders of Community Bancshares, Inc., against the following defendants: (1) Community and the Settling Defendants; and (2) Non-Settling Defendants, who are not parties to this Agreement of Pro Tanto Settlement.

2) Bancshares is a Delaware corporation headquartered in Blountsville, Alabama. It owns 100% of the stock of the Bank, which is an Alabama-chartered bank, incorporated in Alabama.

3) Plaintiffs alleged in the Actions that the Bank was overcharged for certain construction work performed for the Bank and/or Bancshares. Plaintiffs also alleged in the Actions that Community was billed for and paid for construction work performed on the home of the Defendant Kennon R. Patterson, Sr. Kennon R. Patterson, Sr. is among the NON-SETTLING DEFENDANTS. Plaintiffs further alleged in the Actions that



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there were no written contracts governing the construction work done for
Community, that Community did not use competitive bidding to select its contractors, subcontractors, and construction vendors, and that Community did not exercise appropriate oversight in connection with the construction projects.

4) Plaintiffs further alleged that the Settling Defendants were guilty of the breach of their fiduciary duty in the management of Community including, but not limited to, approval of improvident loans, inappropriate release of collateral for loans, approval of improvident contracts and leases, failure to institute appropriate controls and procedures, inappropriate compromise of prior litigation and claims by and against Community, and failure to comply with regulatory laws and procedures.

5) Some of the claims that Plaintiffs brought in the Actions were derivative in nature, brought on behalf of Community pursuant to Ala. R. Civ. P. 23.1. Some of Plaintiffs' claims in the Actions were individual claims, not derivative in nature. Collectively, Plaintiffs' claims in the Actions are referred to herein as the "Claims."

6) In 2000, a Special Litigation Committee ("SLC") was asked to investigate Plaintiffs' allegations and Claims. In 2001, the SLC made a recommendation that Plaintiffs' Claims against director-defendants be dismissed with prejudice, with the exception of the claims against Larry Bishop and Kennon R. Patterson, Sr., which were to be dismissed without prejudice, subject to the execution of a tolling agreement. Plaintiffs opposed this and other SLC recommendations. In November 2001, the Court entered an Order refusing to accept the SLC's recommendations and denying motions for partial summary judgment filed by certain of the Defendants.

7) The Settling Defendants have denied and continue to deny Plaintiffs' allegations, but, based upon the cost of litigation thus far and anticipated future costs, the Settling Defendants and Community concluded that, in order to avoid further expensive litigation and to promote the best interests of Community, a negotiated Pro Tanto Settlement should be reached. Beginning in December 2001, counsel for the Plaintiffs and counsel for certain defendants engaged in negotiations in an attempt to settle. After these direct negotiations failed, the Parties retained Judge Lawrence Irving ("Judge Irving") as a mediator. Judge Irving is a retired United States District Court Judge and a nationally respected mediator who has mediated numerous large, complicated cases, including cases relating to the Lincoln Savings & Loan failure. The Parties held a two-day mediation with Judge Irving in May 2002; it failed to produce an agreement. Counsel for Plaintiffs and certain Defendants continued to negotiate during the summer of 2002 in an effort to resolve the Actions. In September 2002, the



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Parties conducted yet another formal mediation with Judge Irving; however, it too failed to produce an agreement. Thus, the Stipulation and Pro Tanto Settlement is the result of protracted litigation and extensive settlement discussions.

8) Plaintiffs, through their counsel, have thoroughly investigated the Claims and the factual allegations in the Actions. Plaintiffs' counsel have reviewed tens of thousands of documents, participated in dozens of depositions, and commissioned the interviews of dozens of witnesses (including witnesses in Florida, Tennessee, Kentucky, and Georgia). The Settling Defendants and Community have likewise spent an enormous amount of time and resources responding to Plaintiffs' allegations.

9) The "Effective Date" of the Stipulation and Pro Tanto Settlement shall be the latest of the following dates: (a) the date on which the Court, through a written order or orders, approves this Stipulation and Pro Tanto Settlement, or
(b) the date on which the Court's order approving this Stipulation and Pro Tanto Settlement is no longer subject to appeal or review, whether by exhaustion of any possible appeal, lapse of time within which to pursue an appeal, or otherwise.

10) The "Execution Date" is the date on which the Parties, acting through their counsel, sign this Stipulation and Pro Tanto Settlement. If counsel for the Parties sign the Stipulation and Pro Tanto Settlement on different dates, the last signing date shall be the Execution Date.

11) "Shareholder" means a person or other entity owning stock in Bancshares.


                        THE PROPOSED PRO TANTO SETTLEMENT

12) Attached hereto as Attachment X is a settlement agreement dated November 7, 2003 ("November 7th Settlement Agreement"), reached between Plaintiffs, Chubb Custom Insurance Company ("Chubb"), and the Settling Defendants. The November 7th Settlement Agreement calls for Chubb to make a payment of $1,675,000.00 in settlement of the claims in the Actions against the Settling Defendants.

13) Community and the Plaintiffs agree that $1,375,000.00 of the $1,675,000.00 payment from Chubb required by the November 7th Settlement Agreement shall be made to the law firm of Maynard, Cooper & Gale, P.C., subject to the provisions of paragraph 14, infra. The remaining $300,000.00 of the $1,675,000.00 to be paid by Chubb under the November 7th Settlement Agreement shall be paid to the Plaintiffs, in



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care of Maynard, Cooper & Gale, P.C. These payments shall extinguish any individual or derivative claims by the Plaintiffs against the Settling Defendants and Community, and shall extinguish any claim for attorneys' fees, expenses, and court costs.

14) Notwithstanding anything in paragraph 13, supra, Community has the option, in its discretion and subject to State Banking Department approval, to pay Maynard, Cooper & Gale, P.C. and/or Plaintiffs $1,375,000.00 and $300,000.00, respectively, or any portion thereof, in advance of Chubb's payment of $1,675,000.00 under the November 7th Settlement Agreement. If Community exercises its option to pay Maynard, Cooper & Gale, P.C. or Plaintiffs in advance of Chubb's $1,675,000.00 payment, Community will be entitled to direct payment by Chubb of an amount equal to the amount it paid to Maynard, Cooper & Gale, P.C. and/or Plaintiffs.

15) Community shall have the right to continue to try and collect funds from certain persons --including, but not limited to, Kennon R. Patterson, Sr. -- and entities, based on the allegations in the Actions. In the event Community recovers any funds from said entities (other than Community's claims against K.
R. Patterson, Sr., and its bonding company) on a claim (or otherwise) related to Plaintiffs' allegations in the Actions, Community will pay Maynard, Cooper & Gale the first $200,000.00 of such money (net of expenses and attorneys' fees), within twenty-eight (28) days of its receipt.

16) Maynard, Cooper & Gale will also represent Community in certain lawsuits, subject to the terms and fee agreement set out in Community's letter to Maynard, Cooper and Gale dated 13th August 2003, and further subject to the terms of the November 7th Settlement Agreement.

17) Community will dismiss with prejudice any claims in Community Bancshares, et al. v. Corr, et al., CV-01-P-2835-S (Northern District of Alabama) against Plaintiffs. In exchange therefor, the Plaintiffs will execute a release conforming to the provisions of Attachment "Y" hereto. In connection with this provision, it is acknowledged that, of the total being paid to Maynard, Cooper & Gale, $300,000.00 is to be by them paid to the Plaintiffs.

18) Plaintiffs will execute a general release that releases the Settling Defendants and Community, and the Settling Defendants and Community will execute a general release that releases Plaintiffs from any claims that either may have against the other and that conforms to the provisions of Attachment "Z" hereto.

19) The Actions (consolidated) will be dismissed with prejudice as against all Settling Defendants and Community, but only as to them. Community Bank and Community Bancshares, Inc., shall be realigned and substituted as the sole parties


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plaintiff; and, the Plaintiffs shall be dismissed as parties. The Actions shall continue against the other Non-Settling Defendants.

                FINAL JUDGMENT TO BE ENTERED UPON COURT APPROVAL

20) If the Court approves the Stipulation and Pro Tanto Settlement, the Parties shall promptly and jointly request that the Court immediately enter an applicable Final Order and Judgment ("Final Order and Judgment") in substantially the form attached hereto as Exhibit "1" hereto.

                           WITHDRAWAL AND TERMINATION

21) Each of the Parties shall have the option to withdraw from and terminate this Stipulation and Pro Tanto Settlement if any of the following conditions occur:

                  a. the Court fails to hold a hearing on this Stipulation and Pro Tanto Settlement within forty-two (42) days following the Execution Date;

                  b. the Court fails to enter a Final Order and Judgment in substantially the form specified herein (or as expressly modified by the Parties in writing) within fifty-six (56) days following the Execution Date; or,

                  c. this Stipulation and Pro Tanto Settlement is modified in any way by the Court (unless the modification is expressly agreed to by the Parties in writing), or this Stipulation and Pro Tanto Settlement is disapproved, vacated, or modified on appeal.

22) Notice of withdrawal and termination based on the occurrence of one or more of the events described in the preceding paragraph must be filed with the Court and served on all Parties (or their counsel) within fourteen (14) days of the date of such event or events.

23) Any dispute as to whether a proper or timely withdrawal or termination of this Stipulation and Pro Tanto Settlement has occurred shall be submitted to the Court for resolution.

                            MISCELLANEOUS PROVISIONS

24) All Parties agree that the Stipulation and Pro Tanto Settlement is fair, reasonable, adequate, and should be approved by the Court. The Parties specifically agree that Community and its Shareholders will benefit substantially from the

Stipulation and Pro Tanto Settlement.

25) The Settling Defendants and Community specifically disclaim any liability whatsoever relating to any of the Claims in the Action. The Settling Defendants and Community also expressly deny having engaged in any wrongful or illegal activity or having violated any law or regulation or duty. The Settling Defendants and Community are settling the Actions in order to avoid continued and expensive litigation. The existence of this Stipulation and Pro Tanto Settlement, as well as all of its provisions, shall not be deemed a presumption, a concession, or an admission by any Settling Defendant or Community of any fault, liability, or wrongdoing of any kind. The Parties agree that this Stipulation and Pro Tanto Settlement, as well as all of its provisions, shall not be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used in any other civil proceeding, except in a civil proceeding by one or more of the Parties to enforce the terms of this Stipulation and Pro Tanto Settlement.

26) The Parties acknowledge that the authority of regulators or criminal law enforcement authorities with respect to the Settling Defendants and Community is established by law, and that the impact, if any, of this Stipulation and Pro Tanto Settlement upon fines, punishments, or sanctions (including removal of directors, officers, and other personnel), and all other rights and remedies, if any, that may be taken or imposed by any regulatory body, law enforcement body, or other governmental body (state or federal), shall be as the applicable law provides.

27) Each of the attorneys executing the Stipulation and Pro Tanto Settlement hereby represents and warrants that he has been expressly authorized and empowered to do so by the Parties he represents. The attorneys signing this Stipulation and Pro Tanto Settlement do so with express permission from the Parties they represent and with the intention of legally binding those Parties.

28) The waiver by any of the Parties of any breach of the Stipulation and Pro Tanto Settlement shall not be deemed or construed as a waiver of any other breach of the Stipulation and Pro Tanto Settlement.

29) The Stipulation and Pro Tanto Settlement may be executed in any number of actual, photocopied, or faxed counterparts, and by each of the different Parties thereto on several different counterparts, each of which when so executed shall be an original. An executed signature from an actual, photocopied, or faxed counterpart may be joined with other signatures executed in such a fashion (including by photocopying


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and/or facsimile) to make an original and binding version of the Stipulation and
Pro Tanto Settlement.

30) The Parties hereto and their attorneys agree to cooperate fully with one another in seeking the Court's approval of the Stipulation and Pro Tanto Settlement, and agree further to use their best efforts to effect the confirmation of the Stipulation and Pro Tanto Settlement.

IN WITNESS WHEREOF, the Parties have caused the Stipulation and Pro Tanto Settlement to be executed by their duly authorized attorneys.

/S/ J. D. PRUETT                                 /S/ CARL S. BURKHALTER
    -------------                                    -------------------
    JAMES D. PRUETT                                  CARL S. BURKHALTER
    LARRY B. CHILDS                                  R. ALLEN KILGORE
    RANDALL D. QUARLES                               Plaintiffs
    Community Bank
    Community Bancshares, Inc

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        Attachment X to Stipulation and Agreement of Pro Tanto Settlement


Carl S. Burkhalter                               Direct Dial No.: (205) 254-1081
                                                  E-Mail: cburkhalter@mcglaw.com

                                November 7, 2003


VIA FAX AND MAIL

Mr. Henry E. Simpson
Mr. Laurence J. McDuff
Adams and Reese/Lange Simpson LLP
2100 Third Avenue North
Suite 1100
Birmingham, AL 35203

         RE:  BENSON & PACKARD LITIGATION

Dear Henry and Laurence:

         I am writing to convey my final pro tanto settlement offer before Tuesday's hearing. It is as follows:

         (1) I will dismiss with prejudice all claims against the following defendants and their insurer, Chubb Custom Insurance Company ("Chubb"), in Benson and Packard: (a) Jimmie Trotter, Denny Kelly, Merritt Robbins, Kennon Patterson, Jr., Glynn Debter, Roy Jackson, Loy McGruder, John J. Lewis, Stacey Mann, Hodge Patterson, Edward Ferguson, Robert Summerford, and B. K. Walker ("Director Defendants"); and (b) Larry Bishop. (Collectively, I refer to these defendants as "Settling Defendants.") The named plaintiffs in Benson and Packard will also execute full, complete, and general


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releases in favor of the Settling Defendants that release, to the full extent permitted by law, all derivative and individual claims against the Settling Defendants.

         (2) As I have told you over, and over, and over again, I cannot and will not dismiss the claims against Kennon Patterson, Sr. in Benson. The State Banking Department has absolutely refused to allow me to dismiss any of these claims. The Bank has refused to allow me to dismiss any of these claims. And I personally refuse to dismiss these claims.

         (3) In exchange for these dismissals, Chubb will pay the sum of One Million, Six Hundred and Seventy Five Thousand dollars ($1,675,000.00). This sum will be paid into the trust account of Maynard, Cooper, & Gale, P.C. (or into another account of my designation) within five business days of the contingencies in paragraph (5), infra, being satisfied.

         (4) The Settling Defendants and Chubb agree not to oppose a request by my firm for attorney's fees in Benson and Packard, provided that my firm's fee request is $1,575,000.00 or smaller.

         (5) This agreement is contingent on three things: (1) the approval by the Circuit Court of Blount County, Alabama ("Court") of the terms of this agreement; (2) the approval by the Court of a separate agreement to be negotiated between my firm, my individual clients, and the Bank, which will resolve various issues affecting them; and (3) this agreement no longer being subject to direct appeal, either by (a) the passage of time for a party to appeal under Ala. R. App. P. 4 or (b) by virtue of this agreement being affirmed on direct appeal.

         (6) If this agreement or the separate agreement referenced in paragraph
(5), supra, is rejected by the Court, or reversed, vacated, or modified through a timely appeal, this agreement shall be of no force and effect, which means, inter alia, the claims against the Settling Defendants will not be dismissed with prejudice.

         (7) The plaintiffs' claims in Packard against Dudley, Hopton-Jones, Sims & Freeman, PLLP ("Accountants") will be dismissed with prejudice by December 31, 2003, unless by that time Community Bank or Community Bancshares agrees, in writing, to cover the Director Defendants' costs of defense and to indemnify Chubb and the Director Defendants from any judgment in favor of the Accountants on the

Accountants' cross-claims in Packard against the Director Defendants.

         To accept this offer, please sign in the spaces below and return this letter to me via fax and mail. We agree that a facsimile signature will be valid and binding. We further agree that this is a legally-binding settlement agreement, and not an "agreement to agree."


                                                  Very truly yours,

                                              /s/ Carl S. Burkhalter

                                                  Carl S. Burkhalter

I accept this offer:

/s/ Laurence J. McDuff
--------------------------------
Attorney for Director Defendants

I accept this offer:

/s/ Cooper Thurber
---------------------------
Chubb Custom Insurance Co.



I accept this offer:

/s/ J. R. Brooks
-------------------------
Attorney for Larry Bishop


CSB/rs

cc:      Mr. J. R. Brooks (via fax and mail)
         Mr. Scott Arnston (via fax & mail)
         Mr. James D. Pruett (via fax & mail)
         Mr. Larry B. Childs (via fax & mail)
         Mr. Randall D. Quarles (via fax & mail)

        Attachment Y to Stipulation and Agreement of Pro Tanto Settlement


                         RELEASE AGREEMENT -- ALL CLAIMS

         This is an agreement among parties to a lawsuit to release each other, pro tanto, from the claims presented in or capable of being presented in it. Its purpose is to put an end to the litigation as between themselves and stop the cost and expense associated with it. There are certain claims excepted from the release, and those are specified below. Otherwise, the intention of this agreement is to give the parties to it, but no others, a complete quittance of each other for everything that they know of or reasonably could know of as of the date of this agreement.

         The lawsuit referred to was filed on 6th November 2001 and is pending in the United States District Court for the Northern District of Alabama. It bears civil action number CV-01-P-2835-S. It is styled Community Bancshares, Inc., and Community Bank vs. Bryan A. Corr, Sr.; Doris J. Corr, individually and as executrix of the Estate of R. C. Corr, Jr., deceased; Tina M. Corr; Corr, Inc, formerly known as Oneonta Telephone Company, Inc.; George Melvin Barnett; Michael A. Bean; Michael W. Alred; R. Wayne Washam; M. Lewis Benson; Doris E. Benson; John M. Packard, Jr.; and, Andy Mann.

         Community Bank and Community Bancshares, Inc., hereby and herewith release, discharge, and acquit M. Lewis Benson, Doris E. Benson, John M. Packard, Jr., and Andy Mann of and from any and all actions, causes of action, claims, counter-claims (stated or potential), damages, and demands of whatsoever kind or character existing from the beginning of time to the present moment growing or arising out of the facts and matters set forth in the Complaint filed in the lawsuit, and any amendments thereto, and the filing of the lawsuit itself. PROVIDED, HOWEVER, that this agreement does not apply to or excuse performance of any agreement with or promise made in the regular course of business to any of the parties by another of them and unrelated to the allegations of the lawsuit. Examples of the foregoing are loans, leases, notes, and such like. Any claim or defense related to any such agreement or promise, BUT ONLY SUCH CLAIM OR DEFENSE, IS EXPRESSLY EXCLUDED FROM THE OPERATION OF THIS RELEASE AND MAY PROCEED WITHOUT IMPEDIMENT BECAUSE OF THESE TERMS.

         M. Lewis Benson, Doris E. Benson, John M. Packard, Jr., and Andy Mann hereby and herewith release, discharge, and acquit Community Bank and Community Bancshares, Inc., the Plaintiffs in the lawsuit, and all connected with them (viz., their present and former agents, employees, officers, directors, parent, affiliated, and subsidiary companies, and their insurers), of and from any and all actions, causes of action, claims, counter-claims (stated or potential), damages, and demands of whatsoever kind or character existing from the beginning of time to the present moment growing or arising out of the facts and matters set forth in the Complaint filed in the lawsuit, and any amendments thereto, and the filing of the lawsuit itself.

         The claims presently stated by Dr. and Mrs. Benson, Dr. Packard, and Dr Mann in the two presently pending derivative lawsuits in the Circuit Court for the Forty-First Judicial Circuit of Alabama (Blount County), viz., M. Lewis Benson, et al. vs. Community Bank et al., Civil Action No. CV - 00- 268, and Packard vs. Sheffield Electrical Contractors, Inc., et al., Civil Action CV 03-319, have been settled by separate agreement entered into in the pending actions and this release is a part of that settlement. Said separate settlement agreement calls for Dr. and Mrs. Benson, Dr. Packard, and Dr. Mann to receive, collectively, $300,000.00, subject to the terms and conditions of said settlement agreement.

         All parties to this release understand, acknowledge, and agree that all other persons, and corporations hereby released make this agreement in COMPROMISE of the claim or claims, action or actions, cause of action or causes of action, damages, and demand or demands above released and all further understand, acknowledge, and agree that those hereby released DO NOT ADMIT ANY LIABILITY on or in connection with or on account of the same.

         All parties recognize and agree that there are claims and demands made in the Complaint against the remaining Defendants in the federal lawsuit identified in the second paragraph of this agreement which remain unresolved by this agreement. Those claims and demands are not in any way affected by this release and neither of the Plaintiffs hereby releases, satisfies, or diminishes any of those claims and demands against the other remaining parties in that lawsuit. None of those claims is altered, reduced, or modified by this agreement.

         To secure this settlement, each individual declares that he (or she) is over the age of nineteen (19) years and that he (or she) is relying entirely upon his (or her) own judgment, belief, and knowledge of the nature and extent of his (or her) claim or claims. Each further acknowledges that he or she (and in the case of the corporate plaintiffs, it) has consulted with his or her (or its) own legal counsel before executing this agreement and release. And, each further declares that no representation or statement about them has been made by any person or corporation hereby released which has influenced him or her in making or induced him or her to make this settlement.

         All parties further acknowledge and agree that, aside from the aforementioned separate settlement agreement between the parties hereto, there is no agreement or promise on the part of any person or corporation hereby released, or by or on the part of any other person or corporation, to do or omit to do any act or thing not set out in this release and that this mutual promise and release is in full settlement of each and every claim which any of them, their heirs-at-law, personal representatives, successors and assigns have or may have arising from or out of the matters set forth above.

         All parties hereto represent and promise that they have not sold, conveyed, or assigned any part of the claims or causes of action hereby released and that they alone have the complete and sole right to release and discharge the claims.

         Each party represents that he (or she or, in the case of the two corporations, it) has read and understands this release and that each has received a copy of it.

         IN WITNESS WHEREOF, we hereunto have executed and acknowledged this release on this the _______ day of December, 2003.

Community Bank                               Community Bancshares, Inc.,

----------------------                       ----------------------
Stacey W. Mann                               William H. Caughran, Jr.
President                                    Senior Vice President


----------------------                       ----------------------
Doris E. Benson                              M. Lewis Benson


----------------------                       ----------------------
John M. Packard, Jr.                         Andy C. Mann

STATE OF ALABAMA)
MARSHALL COUNTY)

         I, a Notary Public in and for said county in said State, hereby certify that Andy C. Mann, whose name is signed to the foregoing release, and who is known to me, acknowledged before me on this day that, being informed of the contents of the release, he/she executed the same voluntarily on the day the same bears date. Given under my hand this _____ day of December 03.

                                                 -------------------------------
                                                 Notary Public

STATE OF ALABAMA)
MARSHALL  COUNTY)

         I, a Notary Public in and for said county in said State, hereby certify that John M. Packard, Jr., whose name is signed to the foregoing release, and who is known to me, acknowledged before me on this day that, being informed of the contents of the release, he/she executed the same voluntarily on the day the same bears date. Given under my hand this _____ day of December 03.

                                                 -------------------------------
                                                 Notary Public

STATE OF ALABAMA)
MARSHALL  COUNTY)

         I, a Notary Public in and for said county in said State, hereby certify that Doris E. Benson, whose name is signed to the foregoing release, and who is known to me, acknowledged before me on this day that, being informed of the contents of the release, he/she executed the same voluntarily on the day the same bears date. Given under my hand this _____ day of December 03.

                                                 -------------------------------
                                                 Notary Public

STATE OF ALABAMA)
MARSHALL COUNTY)

         I, a Notary Public in and for said county in said State, hereby certify that M. Lewis Benson, whose name is signed to the foregoing release, and who is known to me, acknowledged before me on this day that, being informed of the contents of the release, he/she executed the same voluntarily on the day the same bears date. Given under my hand this _____ day of December 03.

                                                 -------------------------------
                                                 Notary Public

STATE OF ALABAMA)
BLOUNT COUNTY)

         I, a Notary Public in and for said county in said State, hereby certify that Stacey W. Mann and William H. Caughran, Jr., whose names are signed above, and who are known to me, acknowledged before me on this day that, being informed of the contents of the release, Stacey W. Mann, as President of Community Bank, and William H, Caughran, Jr., as Senior Vice President of Community Bancshares, Inc., currently hold their respective offices, that they are authorized to act for their respective corporations, and that they executed the same voluntarily and with full authority so to do on the day the same bears date. Given under my hand this _____ day of December 03.

                                                 -------------------------------
                                                 Notary Public

        Attachment Z to Stipulation and Agreement of Pro Tanto Settlement

                                 GENERAL RELEASE

         As contemplated in that certain pro tanto settlement agreement dated November 7, 2003, the Plaintiffs in Lewis Benson, et al. v. Kennon R. Patterson, Sr., et al., CV-00-268, Circuit Court of Blount County, Alabama, and John M. Packard, Jr., et al. v. Sheffield Electrical Contractors, Inc., et al., CV-03-319, Circuit Court of Blount County, Alabama, acting both individually and on behalf of Community Bank and Community Bancshares, hereby expressly agree that they shall not now or hereafter institute, maintain or assert any claims against Community Bank, Community Bancshares, or the Settling Defendants (defined as: Glynn Debter, Edward Ferguson, Roy B. Jackson, Denny Kelly, John J. Lewis, Jr., Stacey Mann, Loy McGruder, Hodge Patterson, Kennon R. Patterson, JR., Merritt Robbins, Robert O. Summerford, Jimmie Trotter, Bishop K. Walker, Jr., and Larry Bishop), either directly or indirectly, on their own behalf or on behalf of Community Bank, Community Bancshares, or any other person. Plaintiffs hereby release and discharge Community Bank and Community Bancshares and the Settling Defendants from any and all causes of action, claims, damages, equitable, legal, and administrative relief, interest, demands or rights, whether based on federal, state, local statute or ordinance, regulation, contract, common law, or any other sources, that have been, may be or could be alleged or asserted now in Lewis Benson, et al. v. Kennon R. Patterson, Sr., et al., CV-00-268, Circuit Court of Blount County, Alabama, and John M. Packard, Jr., et al. v. Sheffield Electrical Contractors, Inc., et al., CV-03-319, Circuit Court of Blount County, Alabama, or in any other court action or before any administrative body, tribunal, or arbitration panel including, but not limited to, claims related to construction overcharges; payment by the Bank for construction work performed for the benefit of any Settling Defendant; failure to obtain bids or written contracts for construction projects; failure to exercise appropriate oversight in connection with construction projects; failure to properly exercise their fiduciary duties as officers or directors; approval of improvident loans; inappropriate release of collateral for loans; approval of improvident contracts and leases; failure to institute appropriate controls and procedures; inappropriate compromise of prior litigation and claims by and against Community; and failure to comply with regulatory laws and procedures.


         In connection with this Release, Plaintiffs and the Parties acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true with respect to the matters released herein. Nevertheless, it is the intention of Plaintiffs and all Parties in executing this Release, to fully, finally, and forever settle and release all such matters and all claims relating thereto, which exist, hereafter may exist, or might have existed (whether or not previously or currently asserted in any Actions).

         Notwithstanding the foregoing, nothing in this release shall bar or affect in any way any defense, setoff, or offset against damages which Community Bank or Community Bancshares can assert in any action or proceeding in any forum, whether or not such defense, setoff, or offset is related to or based upon facts related to or underlying this release. It is the intent of this provision that Community Bank and Community Bancshares can use as a defense or setoff, or can use as an offset against damages claimed or awarded, any amount owed to it, whether reduced to judgment or not, whether liquidated or unliquidated, and whether based upon contract, tort or any other theory, even if such debt or amount owed is not claimed in a counterclaim.

----------------------                                 ----------------------
Doris E. Benson                                        M. Lewis Benson


----------------------                                 ----------------------
John M. Packard, Jr.                                   Andy C. Mann

STATE OF ALABAMA)
MARSHALL COUNTY)

         I, a Notary Public in and for said county in said State, hereby certify that Andy C. Mann, whose name is signed to the foregoing release, and who is known to me, acknowledged before me on this day that, being informed of the contents of the release, he/she executed the same voluntarily on the day the same bears date. Given under my hand this _____ day of December 03.

                                                  ------------------------------
                                                  Notary Public


STATE OF ALABAMA)
MARSHALL  COUNTY)

         I, a Notary Public in and for said county in said State, hereby certify that John M. Packard, Jr., whose name is signed to the foregoing release, and who is known to me, acknowledged before me on this day that, being informed of the contents of the release, he/she executed the same voluntarily on the day the same bears date. Given under my hand this _____ day of December 03.

                                                  ------------------------------
                                                  Notary Public

STATE OF ALABAMA)
MARSHALL  COUNTY)

         I, a Notary Public in and for said county in said State, hereby certify that Doris E. Benson, whose name is signed to the foregoing release, and who is known to me, acknowledged before me on this day that, being informed of the contents of the release, he/she executed the same voluntarily on the day the same bears date. Given under my hand this _____ day of December 03.


                                                 -------------------------------
                                                 Notary Public

STATE OF ALABAMA)
MARSHALL  COUNTY)

         I, a Notary Public in and for said county in said State, hereby certify that M. Lewis Benson, whose name is signed to the foregoing release, and who is known to me, acknowledged before me on this day that, being informed of the contents of the release, he/she executed the same voluntarily on the day the same bears date. Given under my hand this _____ day of December 03.

                                                 -------------------------------
                                                 Notary Public

         Exhibit 1 to Stipulation and Agreement of Pro Tanto Settlement

                                State of Alabama
                       Judicial Department - Circuit Court

                  Forty-First Judicial Circuit - Blount County

M. LEWIS BENSON, ET AL.
                                                                      PLAINTIFFS

         vs.


COMMUNITY BANCSHARES, INC., ET AL.
                                                                      DEFENDANTS

                          Civil Action No. CV - 00- 268
                                       AND

JOHN M. PACKARD, JR., ET AL.
                                                                      PLAINTIFFS

VS.

SHEFFIELD ELECTRICAL CONTRACTORS, INC., ET AL.
                                                                      DEFENDANTS

                           Civil Action No. CV-03-319


                                   FINAL ORDER

         Pursuant to Rule 23.1 of the Alabama Rules of Civil Procedure, these two cases came on for hearing on December ___, 2003, for the implementation of a proposed pro tanto settlement of the above styled derivative actions and for settlement of any direct claim by the named plaintiffs against Community Bank or Community Bancshares, Inc.

         Notice of the proposed settlement and of this hearing was provided to stockholders of Community Bancshares, Inc., and the Court finds that it was proper and adequate.

         After extensive discovery and negotiations that have taken place over more than a two-year period, certain parties have agreed to enter into settlement agreements ("Settlement Agreements") that are attached hereto as Exhibit "A" and incorporated herein as if fully set forth.

         The Court has heard the arguments of counsel for all parties, including stockholder-intervenors, and has considered the pleadings, briefs, discovery, committee reports, and other material introduced into the records of these cases.

         FINDING OF FAIRNESS AND APPROPRIATENESS OF THE SETTLEMENT. The Court finds that the proposed settlement is in the best interests of Community Bank and Community Bancshares, Inc. and the stockholders of the latter. The Court finds that an award of $1,875,000.00 ($200,000.00 of which is contingent upon the recovery of that amount pursuant to the Stipulation and Agreement of Pro Tanto Settlement filed herein) is appropriate to compensate the firm of Maynard, Cooper and Gale for its services and expenses in connection with this matter -- which sum shall include compensation for the named plaintiffs for their direct damages arising from the failure to timely respond to requests for corporate information, and for any personal expense they have incurred in the prosecution of this action, and for any claims that they might have for the filing and settlement as against them hereby of the action styled as Community Bancshares, Inc., and Community Bank vs. Bryan A. Corr, Sr. et al., which is now pending in the United States District Court for the Northern District of Alabama as civil action number CV-01-P- 2835-S. The amount awarded herein shall be paid in accordance with the terms of the Settlement Agreements attached as Exhibit "A".

         DISMISSAL OF CERTAIN DEFENDANTS. The settling parties having executed the release(s) referred to in Exhibit "A," the defendants

                                        Glynn Debter
                                        Edward Ferguson
                                        Roy B. Jackson
                                        Denny Kelly
                                        John J. Lewis, Jr.
                                        Stacey W. Mann
                                        Loy McGruder
                                        Hodge Patterson
                                        Kennon R. Patterson, JR.
                                        Merritt Robbins
                                        Robert O. Summerford
                                        Jimmie Trotter
                                        Larry Bishop
                                        Bishop K. Walker, Jr.

are all HEREBY DISMISSED WITH PREJUDICE in each of the above-captioned cases (viz., Benson and Packard).

         REALIGNMENT OF PARTIES AND DISMISSAL OF ORIGINAL PLAINTIFFS. Community Bank and Community Bancshares, Inc. are realigned herein as the sole parties plaintiff in Benson and Packard, in substitution for the named plaintiffs in both cases (i.e., Dr. & Mrs. Benson, Dr. Packard, and Dr. Mann) (collectively, "Plaintiffs"), and said named Plaintiffs are hereby removed and dismissed from both cases.

         DISMISSAL OF PLAINTIFFS' CLAIMS AGAINST COMMUNITY BANK AND COMMUNITY BANCSHARES, INC. All of the claims made by the Plaintiffs herein against Community Bank and Community Bancshares, Inc., hereby are DISMISSED WITH PREJUDICE.

         HOLDING OF NO BAR AGAINST OTHER DEFENDANTS. The Court expressly holds this judgment is not a bar to any claim by Community Bank or Community Bancshares, Inc. against any of the Defendants in Benson and Packard not dismissed hereby, including Defendant Kennon R. Patterson, Sr.

         CLAIMS REMAINING PENDING. These cases shall remain pending against the defendants who are not parties to the Settlement Agreements.

         FINAL ORDER. The Court directs and expressly determines, pursuant to Rule 54(b) of the Alabama Rules of Civil Procedure, that this is a final judgment as to the claims against the parties in each case dismissed by this order and that there is no just reason for delay in the entry of this Final Order, which is subject to appeal as such. Costs to date are taxed as paid.

DONE this _____ day of December, 2003.


                                            -------------------------
                                            Robert E. Austin
                                            CIRCUIT JUDGE